2005 Investment Election Form – Board Compensation

Name (Last, First, Middle Initial)	Social Security Number

PLEASE COMPLETE:

Annual Retainer for all Directors

I irrevocably elect to receive my base 2005 annual retainer fee in the form of: (check one)

Cash Only ($50,000)

or

or	Stock Only – such number of shares of common stock of the
Company equal in aggregate value to $62,500, valued at the
closing price on the New York Stock Exchange on the day on which such board compensation is payable

$20,000 cash plus such number of shares of common stock of the
Company equal in aggregate value to $42,500, valued at the
closing price on the New York Stock Exchange on the day on which such board compensation is payable.

Additional Retainer for Chairpersons of Finance, Governance and Nominating and Compensation Committees

I irrevocably elect to receive my 2005 additional retainer for service as the Chairperson of Finance, Governance and Nominating or Compensation Committees in the form of: (check one)

or	Cash Only ($5,000)

Such number of shares of common stock of the Company equal in aggregate value to $6,250, valued at the closing price on the
New York Stock Exchange on the day on which the board
compensation is payable.

Additional Retainer for Chairperson of Audit Committee

I irrevocably elect to receive my 2005 additional retainer for service as the Chairperson of Audit Committee in the form of: (check one)

or	Cash Only ($10,000)

Such number of shares of common stock of the Company equal in aggregate value to $12,500, valued at the closing price on the
New York Stock Exchange on the day on which the board
compensation is payable.

I understand that my retainer election hereunder excludes reimbursed expenses. I also understand that I am agreeing to retain ownership of any shares I receive until the earlier of five years or retirement from the board.

INSTRUCTIONS FOR DELIVERY OF SHARES (if elect to receive shares)

Please deliver my shares to the following brokerage account:

Broker DTC number:

My personal account number:

Broker’s name and phone number:

ACKNOWLEDGED AND AGREED:	ACCEPTED:

Signature of Participant Date	Signature of Committee Member Date